UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 23, 2020

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MNTA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2020, the Board of Directors (the “Board”) of Momenta Pharmaceuticals, Inc., a Delaware corporation (the ”Company”), approved the amendment and restatement of the Company’s 2013 Incentive Award Plan (the “Amended and Restated 2013 Plan”), subject to and effective upon stockholder approval. At the Company’s 2020 Annual Meeting of Stockholders, held on June 23, 2020 (the “Annual Meeting”), stockholders approved the Amended and Restated 2013 Plan. The Amended and Restated 2013 Plan (i) increases the number of shares of common stock available for issuance under the Amended and Restated 2013 Plan by 7,000,000 shares and (ii) extends the expiration date of the Amended and Restated 2013 Plan to April 1, 2030. For a description of the terms and conditions of the Amended and Restated 2013 Plan, see “Summary of the Amended and Restated 2013 Plan” under “Proposal Four—Approval of Amendment and Restatement of Momenta Pharmaceuticals, Inc. 2013 Incentive Award Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 24, 2020, for the Annual Meeting (the “Proxy Statement”), which description is incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on June 23, 2020. Of the 117,708,448 shares of the Company’s common stock entitled to vote, 112,597,666 shares were present or represented by proxy at the Annual Meeting. The matters voted on at the Annual Meeting, and the voting results for each matter, were as follows:

1.       The stockholders elected each of the two Class I nominees to the Company’s Board of Directors to hold office until the 2023 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their respective deaths, resignations or removals.

	For	Against	Abstain	Broker Non-Votes
Bruce L. Downey	106,865,984	1,165,295	167,589	4,398,798
Georges Gemayel	107,303,651	727,627	167,590	4,398,798

2.       The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For:	111,723,491
Against:	705,227
Abstain:	168,948

3.       The stockholders approved on an advisory, non-binding basis the compensation of the Company’s named executive officers.

For:	105,475,049
Against:	2,505,217
Abstain:	218,602
Broker Non-Votes:	4,398,798

4.       The stockholders approved the amendment and restatement of the Momenta Pharmaceuticals, Inc. 2013 Incentive Award Plan.

For:	104,184,254
Against:	3,840,419
Abstain:	174,195
Broker Non-Votes:	4,398,798

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: June 24, 2020	By:	/s/ Craig A. Wheeler
Craig A. Wheeler
President and Chief Executive Officer